UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KEELEY FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEELEY FUNDS, INC.

111 West Jackson Street

Suite 810

Chicago, IL 60604

[                    ], 2015

A Message from the President of the Keeley Funds, Inc.

to all Shareholders of each of the following Series:

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of one or more series of the Keeley Funds, Inc. (the “Company”) listed above (each, a “Fund,” and collectively, the “Funds”), at a special meeting of shareholders of those Funds to be held on October 29, 2015 at the offices of the Company, 111 West Jackson Street, Suite 810, Chicago, Illinois 60604 (the “Meeting”). The purpose of the Meeting is to vote upon the following proposals affecting the Funds and to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	To elect nine (9) directors to the Board of Directors of the Company.

•	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and Keeley Asset Management Corp., the Funds’ investment adviser.

The Board of Directors of the Company has approved, and unanimously recommends that you vote FOR, each proposal.

Included with this letter are the notice of the Meeting, a proxy statement and a proxy card. Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully. Whether or not you plan to attend the Meeting in person, your vote is needed. Voting is quick and easy. Please take a moment to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by the Internet at the website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.

It is important that your vote be received no later than the time of the Meeting. To assist with the solicitation of proxies, we have engaged D.F. King & Co., Inc. (“D.F. King”), a proxy solicitation firm. As the date of the Meeting approaches, if you have not voted your shares, you may receive a phone call from D.F. King urging you to vote your shares. If you have any questions about the Meeting or the voting instructions, please call 1-800-714-2193 or your financial advisor.

Your vote is important to us. Thank you for your response and for your investment with the Company.

Sincerely,

Kevin M. Keeley

President

Keeley Funds, Inc.

KEELEY FUNDS, INC.

111 West Jackson Street

Suite 810

Chicago, IL 60604

NOTICE OF MEETING OF SHAREHOLDERS OF:

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

Notice is hereby given that a special meeting of shareholders of the series of the Keeley Funds, Inc. (the “Company”) listed above (each, a “Fund,” and collectively, the “Funds”) will be held on October 29, 2015 at 9:00a.m., Central Time, at the offices of Keeley Asset Management Corp. (“KAMCO”), 111 West Jackson Street, Suite 810, Chicago, Illinois 60604 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposals and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

	Proposal	Shareholders Entitled to Vote

(1)	To elect nine (9) directors to the Board of Directors of the Company.	Shareholders of each Fund

(2)	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and KAMCO.	Shareholders of each Fund

The Board of Directors of the Company has approved, and unanimously recommends that you vote FOR, each proposal.

The proposals referred to above are discussed in detail in the proxy statement attached to this notice. Please read the proxy statement carefully for information concerning each proposal. The person named as proxy will vote in his discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the person named as proxy may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of beneficial interest of the Funds present in person or by proxy at the Meeting or an adjournment thereof. The person named as proxy will vote “FOR” any such adjournment those proxies which he is entitled to vote in favor of the proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the proposal.

Shareholders of record at the close of business on August 24, 2015 are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, however, we urge you to complete, sign and date the enclosed proxy, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. Any shareholder attending the Meeting may vote in person even though a proxy card already may have been returned.

Your vote is important to us. Thank you for taking the time to consider these proposals.

By Order of the Board of Directors of Keeley Funds, Inc.

Kevin M. Keeley

President

Keeley Funds, Inc.

[                    ], 2015

KEELEY FUNDS, INC.

111 West Jackson Street

Suite 810

Chicago, IL 60604

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed proxy statement, we also are providing the following brief overview of the proposals in the proxy statement in “Question and Answer” format to help you understand and vote on the proposals.

Q:	Why are you sending me this information?

A:	You are receiving these materials because on August 24, 2015 you owned shares of one or more of the KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund or KEELEY All Cap Value Fund (each, a “Fund,” and collectively, the “Funds”), each a series of The Keeley Funds, Inc. (the “Company”). The Company is holding a special meeting of shareholders of those Funds on October 29, 2015 (the “Meeting”). Accordingly, each Fund of which you own shares is seeking your vote in connection with the proposals described below:

(1)	To elect nine (9) directors to the Board of Directors (the “Board”) of the Company.

(2)	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and Keeley Asset Management Corp. (“KAMCO”), the Funds’ investment adviser.

Q:	I also hold shares of the Keeley Alternative Value Fund and/or the Keeley International Small Cap Value Fund. Will I be able to vote my shares of those Funds?

A:	No. On August 4, 2015, the Board unanimously approved the termination of KEELEY International Small Cap Value Fund and KEELEY Alternative Value Fund, the other two series of the Company. Currently, those Funds are closed to new investors and are in the process of winding down. They will be liquidated prior to the Meeting. Therefore, shareholders of these two series are not being asked to vote on the two proposals set forth above. You are receiving these proxy materials only in connection with your investment in one (or more) of the six Funds noted above.

Proposal 1: To Elect Nine (9) Directors to the Board of Directors of the Company.

Q:	What are shareholders being asked to do?

A:	You are being asked to elect nine nominees to serve as directors on the Board, which includes the existing directors of the Company, as well as two new director candidates.

Q:	Why are shareholders being asked to vote?

A:

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least two-thirds of the members of the Board be elected by shareholders. By electing all nine nominees at this Meeting, shareholders will provide the Board with the flexibility necessary to appoint new members in the future in compliance with the 1940 Act. The shareholders are being asked to vote on seven current members of the

i

Board, as well as two additional nominees: Mr. Kevin M. Keeley, who has been nominated to fill the vacancy on the Board created by the passing of his father and former director, Mr. John L. Keeley, Jr., and Mr. Brien O’Brien, who will become the Executive Chairman of KAMCO.

Q:	Does the Board recommend this proposal?

A:	Yes. The Board believes that each Fund would benefit from the diversity of background and experience of the nine nominees.

Q:	Will a majority of the Directors be independent of KAMCO?

A:	Yes, if all of the nominees are elected, seven of the nine members of the Board (all but Mr. Keeley and Mr. O’Brien) would be not be considered “interested persons” of KAMCO, as that term is defined in the 1940 Act) (the “Independent Directors”).

Proposal 2: To approve a new investment advisory agreement between the Company, on behalf of each Fund, and KAMCO.

Q:	Why am I being asked to vote on a proposed new advisory agreement?

A:	On June 4, 2015, John L. Keeley, Jr., the founder of KAMCO and a director of the Board of the Company, passed away. Previously, Mr. Keeley had established a trust, of which he was the sole trustee, that held all of the voting securities of Joley Corp. (“Joley”), the parent company of KAMCO. On the day before Mr. Keeley’s death, his ownership interest in that trust transferred to another trust managed by Mr. Keeley’s wife, Barbara G. Keeley.

The 1940 Act provides, in part, that an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. Because Mr. Keeley’s trust directly held all of the shares of Joley (and therefore, indirectly held all of the shares of KAMCO), his transfer of those shares from his trust to another trust managed by his wife was considered a “change of control” of KAMCO. According to the 1940 Act, a change of control of an investment adviser is considered an assignment of that adviser’s advisory contract with a fund. The 1940 Act also states that an assignment of an advisory contract causes its automatic termination. Therefore, when the ownership interest in KAMCO was transferred from Mr. Keeley’s trust to the trust managed by his wife (this event is referred to herein as the “Initial Change of Control”), the advisory agreement between KAMCO and the Funds in effect at the time (the “Former Advisory Agreement”) automatically terminated. Due to the Initial Change of Control, the Funds currently do not have in place an investment advisory agreement approved by shareholders, which is required by the 1940 Act.

Following the Initial Change of Control, Mrs. Keeley determined that the interests of KAMCO and its clients would be best served if the voting shares of Joley were controlled by an experienced professional investor. Previously, in July 2008, TA Associates (“TA”), a private equity firm that has made a number of investments in the asset management industry, had made a minority investment in Joley. Over the past seven years, TA has built a familiarity with KAMCO’s investment strategies and strong relationships with its key staff. Based upon this history, in August 2015, Mrs. Keeley, Joley and KAMCO (and other affiliated entities) entered into a reorganization agreement with TA and several of its affiliated entities, by which all of the outstanding shares of Joley will be transferred to a new limited liability company, TA KAMCO LLC, which TA will control (the “Transaction”). Consummation of the Transaction will cause a new change of control of KAMCO. The Transaction is expected to close in September 2015 subject to certain regulatory approvals.

Shareholders of the Funds are being asked to approve a new investment advisory agreement between KAMCO and the Funds to permit KAMCO to continue to serve as their investment adviser, with TA KAMCO LLC serving as the controlling party of KAMCO.

Q:	Do the Funds currently have an advisory agreement in effect?

A:	Yes. KAMCO currently provides investment management services to the Funds pursuant to an interim investment advisory agreement, which was approved by the Board, as permitted by Rule 15a-4 under the 1940 Act. Following the Initial Change of Control, at a meeting held on June 4, 2015, the Board, including a majority of the Independent Directors, approved that interim advisory agreement with KAMCO, effective June 3, 2015 (the “First Interim Agreement”). An interim agreement approved pursuant to Rule 15a-4 may have a term no longer than 150 days; therefore, the First Interim Agreement expires October 31, 2015.

Subsequent to the Board’s approval of the First Interim Agreement, KAMCO announced it would undergo the Transaction with TA. The Transaction is expected to be completed in September 2015, subject to certain regulatory approvals; as discussed above, it will result in a second change of control of KAMCO, thereby terminating the First Interim Agreement as of the closing date. At a meeting on August 19, 2015, the Board, including a majority of the Independent Directors, approved another interim advisory agreement with KAMCO, to become effective upon the closing of the Transaction (the “Second Interim Agreement”). However, the Second Interim Agreement terminates on the original termination date of the First Interim Agreement. Therefore, shareholders of the Funds are being asked to approve the new advisory agreement at the Meeting.

Q:	How does the proposed new advisory agreement differ from the former advisory agreement and interim agreements?

A:	Except for the effective and termination dates, the terms of the proposed new advisory agreement (including the advisory fee rates payable to KAMCO by each Fund) are substantially identical in all material respects to the terms of the Former Advisory Agreement, as well as the First Interim Agreement and Second Interim Agreement.

Q:	How does the Initial Change of Control and the Transaction affect the shareholders of the Funds?

A:	Other than the change in the ownership structure of KAMCO, the Initial Change of Control and the Transaction should not materially affect shareholders of the Funds. The operations of KAMCO are expected to remain the same going forward, as are the nature and quality of the services that KAMCO provides to the Funds. Most importantly, the fees that KAMCO charges to the Funds, and the portfolio managers who are primarily responsible for the day-to-day management of the Funds, will not change.

However, KAMCO believes that consummation of the Transaction will be a significant benefit to its future prospects, as well as the future prospects of the Company. After the closing of the Transaction, among other changes, TA plans to issue non-voting equity to KAMCO’s key employees, which is intended to more closely align the interests of all parties, and promote the long-term success of KAMCO and its clients. Mr. O’Brien, the former Head of Asset Management at Piper Jaffray and CEO and Co-Founder of Advisory Research, Inc., will become Executive Chairman of both TA KAMCO LLC and KAMCO. Mr. O’Brien brings years of experience to those entities.

Q:	Does the Board recommend this proposal?

A:	Yes. The Board unanimously recommends that shareholders vote FOR the Proposal.

Other Matters

Q:	Who will pay for the Proxy Statement and related costs?

A:	KAMCO will bear all the costs related to the Proxy Statement.

Q:	How do I vote my shares?

A:	Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card. If you will attend the Meeting and vote in person, please let us know by calling 1-888-227-9349.

Q:	Whom should I call for additional information about the Proxy Statement?

A:	If you have any questions about either proposal or need assistance voting your shares, please call your financial advisor or 1-800-714-2193.

KEELEY FUNDS, INC.

on behalf of its series:

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

111 West Jackson Street

Suite 810

Chicago, IL 60604

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2015

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Company”), on behalf of each of its series listed on Appendix A (each, a “Fund,” and collectively, the “Funds”), for use at the special meeting of shareholders of the Funds to be held on October 29, 2015 at 9:00 a.m. (Central Time), at the offices of Keeley Asset Management Corp. (“KAMCO” or the “Adviser”), 111 West Jackson Street, Suite 810, Chicago, Illinois 60604, and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Meeting of Shareholders.

The Proxy Statement, the Notice of the Meeting of Shareholders and proxy card were first mailed to shareholders of the Funds on or about [                    ], 2015.

Proposals/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders of the Funds to consider and vote on the following proposals (each, a “Proposal” and together, the “Proposals”):

Shareholders Entitled to Vote

Proposal 1:	To elect nine (9) directors to the Board of Directors of the Company.	Shareholders of each Fund

Proposal 2:	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and KAMCO.	Shareholders of each Fund

The Board of Directors of the Company has unanimously approved, and recommends that you vote FOR, each Proposal.

Shareholders of record of the Funds as of the close of business on August 24, 2015 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth in Appendix B.

Proxies

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for a Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

PROPOSAL 1

TO ELECT NINE (9) DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY

Introduction

The purpose of this Proposal 1 is to elect nine nominees to serve as Directors on the Board of the Company. Shareholders of the Funds are being asked to elect the following nine nominees to the Board: Laura D. Alter, Walter D. Fitzgerald, Kevin M. Keeley, Jerome J. Klingenberger, John G. Kyle, John F. Lesch, Sean Lowry, Brien M. O’Brien and Elwood P. Walmsley. Except for Mr. Keeley and Mr. O’Brien, all of the nominees currently serve as Directors of the Company.

The 1940 Act requires that at least two-thirds of the members of the Board be elected by shareholders. Pursuant to the Funds’ existing retirement policy, Directors must retire from the Board no later than the end of the calendar year during which the Director reaches the age of 75. As a result, four Directors are expected to retire within the next four years. By electing all nominees at this Meeting, shareholders will provide the Board with the flexibility necessary to appoint new members, in its discretion, to fill any vacancies as they arise and reduce the likelihood that the Company will need to undergo another proxy solicitation relating to Board composition, subject to the conditions of the 1940 Act.

The Board currently is composed of seven Directors; however, in connection with this proposal, it seeks to add two additional Directors. The Board is seeking to replace Mr. John L. Keeley, Jr., who passed away on June 4, 2015. His son, Mr. Kevin M. Keeley, has been nominated to fill that vacancy on the Board. Also, the Board has nominated Mr. O’Brien, who will become the Executive Chairman of KAMCO and TA KAMCO LLC, to become an additional member of the Board.

The Board has determined that the number of nominees nominated for election is appropriate to oversee the Funds. Each of the nominees has consented to be named as such in this Proxy Statement and, if elected by shareholders, to serve as a director on the Board for an indefinite term, until his or her respective successor is duly elected and qualified.

Except for Mr. Keeley and Mr. O’Brien, all of the nominees are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”). Each of Mr. Keeley and Mr. O’Brien is considered an “interested person” of the Company, as defined in the 1940 Act, because of his affiliation with KAMCO. If elected, each of Mr. Keeley and Mr. O’Brien would be considered an “Interested Director.”

Information about the Nominees

The Independent Director nominees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (which includes all open-end registered investment management companies for which KAMCO serve as an investment adviser) overseen by the Independent Director nominees and other directorships, if any, they hold are shown in the table below. The following information is as of August 1, 2015, unless otherwise indicated.

Independent Director

    Nominees

Age as of December 31, 2014	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held Outside Fund Complex
Jerome J. Klingenberger(2) Age: 59	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	8	None

Age as of December 31, 2014	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held Outside Fund Complex

Laura D. Alter Age: 54	Director	Since 2014	Retired since 2010; previously, Managing Director, Senior Partner and Head of Fixed Income, Harris Investment Management (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	8	None

Walter D. Fitzgerald Age: 74	Director	Since 2006	Retired since 2005; previously, Vice President, RBC Dain Rauscher	8	None

John G. Kyle(2) Age: 73	Director	Since 1993	President of North Shore Shells Inc. (Gasoline Distributor) (since 1985)	8	None

John F. Lesch(2) Age: 74	Director	Since 1993	Attorney with Nisen & Elliott, LLC (since 1987)	8	None

Sean Lowry(2) Age: 61	Director	Since 1999	Senior Vice President, Mortgage Services of Pacor Mortgage Corp. (since 1992)	8	None

Elwood P. Walmsley(2) Age: 74	Director	Since 1999	President of Lakeside Manor Real Estate Management Company (since 2002); Director of Sales and Marketing for Northwestern Extract Co. (food ingredient products) (2009- 2012); Director of Sales and Marketing for H.B. Taylor Company (food ingredient products) (2002-2009)	8	None

The Interested Director nominees and the executive officers of the Company, their terms of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex the Interested Director nominees will oversee (should they be elected by shareholders) and the other directorships, if any, they hold are shown in the table below. The following information is as of August 1, 2015, unless otherwise indicated.

Interested Director

    Nominees

Age as of December 31, 2014	Position(s) To Be Held with each Fund	Term of Office(1) and Length of Time Served (If Elected)	Principal Occupation(s) During the Past Five Years	Number of Portfolios To Be Overseen in Fund Complex	Other Directorships Held Outside Fund Complex

Kevin M. Keeley (2)(3) Age: 48	Director	Since 2015	President of the Keeley Funds, Inc. (since 2015); President (since 2015) and Executive Vice President (2010-2015) of Joley Corp.; President (since 2015) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (since 2015); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015)	8	None

Brien M. O’Brien Age: 58	Director	Since 2015	Executive Chairman of TA KAMCO LLC (since 2015), Joley Corp. (since 2015), and Keeley Asset Management Corp. (since 2015); President and Founder of Port Capital LLC (Since 2014); Head of Asset Management of Piper Jaffray (2010-2014); Chairman, CEO and Co-Founder of Advisory Research, Inc. (1996-2014)	8	Manager of Port Capital LLC; Member of Board of Trustees of Boston College, University of Chicago Medical Center, Sheriff’s Meadow Foundation and National Parks Service Foundation

Officers

Age as of December 31, 2014	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years

Kevin Chin (2) Age: 49	Vice President	Since 2015

Chief Investment Officer of Keeley Asset Management Corp. (since 2015); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (since 2013);

previously Senior Vice President, Portfolio Manager of

Cramer Rosenthal McGlynn.

Kevin M. Keeley (2)(3) Age: 48	President	Since 2015

President (since 2015) and Executive Vice President (2010-2015) of Joley Corp.; President (since 2015) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.;

President of Keeley Asset Management Corp. (since 2015); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).

Robert M. Kurinsky (2) Age: 42	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008

Treasurer and Secretary of Joley Corp.;

Treasurer and Secretary of Keeley Holdings, Inc.;

Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.;

Secretary, Treasurer, Chief Financial Officer

and General Counsel of Keeley Investment Corp.

Joseph McDermott (2) Age: 45	Chief Compliance Officer	Since 2013	Chief Compliance Officer of Keeley Asset Management Corp. (since 2009) and Keeley Investment Corp. (since 2008); previously, Director of Compliance for Alaric Compliance Services (2007-2011).

James Stamper (2) Age: 42	Vice President	Since 2015	Senior Vice President, Director of Client Service of Keeley Asset Management Corp.

The business address of the Directors and officers is 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.

(1)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the appointment of a successor.
(2)	Director nominee or officer who maintains brokerage account(s) with Keeley Investment Corp., the Funds’ distributor, and/or advised account(s) with the Adviser.
(3)	Kevin M. Keeley and Brien O’Brien, if elected by shareholders, would be considered Interested Directors of the Funds because of their affiliation with the Adviser.

Responsibilities of the Board

The primary responsibility of the Board is to represent the interests of the Funds and its shareholders by providing oversight of the management of Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement for each Fund. The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Company’s fiscal year ended September 30, 2014, the Board held five meetings.

The Board has established three standing committees: an Audit Committee, a Nominating and Governance Committee and an Executive Committee. Each committee is described briefly below.

The Audit Committee consists of Ms. Alter, Mr. Fitzgerald and Mr. Klingenberger. The Board has adopted a written charter of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the Funds’ accounting and financial reporting policies and practices, the Company’s internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof; (iii) act as liaison between the Company’s independent registered public accountants and the Board; and (iv) pre-approve the scope of the audit and non-audit services that the Company’s independent registered public accountants provide to the Company. The Board approved the establishment of the Audit Committee in May 2015. Prior to that date, the tasks and responsibilities of the Audit Committee were handled by the Committee of Independent Directors. Therefore, during the Company’s fiscal year ended September 30, 2014, the Audit Committee did not meet; however, during that fiscal year, the Committee of Independent Directors, performing audit committee functions for the Board and the Company, met five times.

The Nominating and Governance Committee is composed exclusively of the Board’s seven Independent Directors. The Board has adopted a written charter of the Nominating and Governance Committee, a copy of which is set forth in Appendix C. The Nominating and Governance Committee has the responsibility, among other things, to: (i) review in the first instance, and make recommendations to the Board regarding, any investment advisory agreement relating to the Funds, as well as any Rule 12b-1 plan of the Funds and any related agreement; (ii) identify and recommend individuals for Board membership; and (iii) evaluate candidates for Board membership. The Nominating and Governance Committee may consider a number of factors in evaluating Board candidates, including a candidate’s background, skills, experience and ability to carry out the responsibilities of the Board. The Nominating and Governance Committee generally believes that diversity of backgrounds, skills and experience benefits the Board, but it has not adopted a formal policy in this regard. The Board will consider recommendations for directors from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Company (and to the attention of the Chairman of the Nominating and Governance Committee). Prior to May 2015, the tasks and responsibilities of the Nominating and Governance Committee were handled by the Committee of Independent Directors. Therefore, during the Company’s fiscal year ended September 30, 2014, the Nominating and Governance Committee did not meet; however, during that fiscal year, the Committee of Independent Directors met five times.

The Board also has established an Executive Committee. Mr. Fitzgerald and Mr. Klingenberger serve as the members of the Executive Committee. The Executive Committee has the authority to take actions on behalf of the Board in between Board meetings, with such actions being subject to the ratification of the full Board at the next scheduled meeting. During the fiscal year ended September 30, 2014, the Executive Committee did not meet.

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Directors) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Directors). Shareholders may send the communication to either the Company’s office or directly to such Directors at the address specified above. Management will review and generally respond to other shareholder communications the Company receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Board Leadership Structure

Mr. Klingenberger, one of the Independent Directors, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Directors, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Directors for matters pertaining to their respective Committee.

The Board believes that its current leadership structure is appropriate in light of the size of the Company and the nature of its business, and is consistent with industry practices. In particular:

•	Board Composition. The Board believes that having a majority of its Directors be Independent Directors is appropriate and in the best interest of the Company’s shareholders. Nevertheless, the Directors also believe that having interested persons serving on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Directors’ decision-making process.

•	Nominating and Governance Committee. The Directors believe that a standing committee composed exclusively of Independent Directors helps to prevent the occurrence of conflicts of interests and allows those Directors to engage in a candid discussion on, among other things, the performance of the Adviser outside the presence of management.

•	Executive Committee. The Board believes that an executive committee allows the Board to act expeditiously when the delay for obtaining authorization from the full Board could cause the Company to miss business opportunities. The fact that (i) the members of the Executive Committee are exclusively Independent Directors, and (ii) any action taken by the Executive Committee must be ratified by the full Board at the following meeting, is designed to ensure that the Executive Committee acts in the best interest of the shareholders and in the absence of conflicts of interests.

Board Oversight of Risks

Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser in connection with the management and operations of a Fund, as well as their associated risks.

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Company as a whole. The Adviser reports to the Board on the various elements of risk that have affected, or that may affect, the business of the Company, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Funds, including based upon industry norms.

Under the oversight of the Board, the Company, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Company’s independent registered public accounting firm, and counsel to the Funds and Independent Directors to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including performance and investment practices, valuation of portfolio securities and compliance.

Additionally, the Board has appointed a Chief Compliance Officer (“CCO”), who reports directly to the Board’s Independent Directors and who provides presentations to the Board at its quarterly meetings, in addition to presenting an annual report to the Board in accordance with the Funds’ compliance policies and procedures and the rules under the 1940 Act. The CCO regularly discusses the relevant risk issues affecting the Company during private meetings with the Independent Directors. The CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in-between Board meetings in case any problems arise relating to the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

Compensation of Directors

Each Independent Director receives an annual retainer of $50,000, as well as $2,500 from the Company for each meeting that he or she attends in person and $1,500 for each meeting that he or she attends telephonically. The Board Chair receives an additional fee equal to 50% of the Directors’ annual retainer and per meeting fee from the Company. Directors do not receive any pension or retirement plan benefits from the Company. If elected, the Interested Director nominees would not receive any compensation from the Funds for their service as Directors.

The Board has adopted a Deferred Compensation Plan, which enables each Independent Director to defer payment of all or a portion of the annual fees received from the Funds for service on the Board. Under the Deferred Compensation Plan, the amount of compensation deferred by a Independent Director is periodically adjusted as though an equivalent amount of compensation had been invested in shares of one or more of the Funds selected by the Independent Director. The amount paid to the Independent Director under the Deferred Compensation Plan will be determined based upon the amount of compensation deferred and the performance of the selected Fund(s).

The table below shows the compensation paid to the Directors for the Company’s fiscal year ended September 30, 2014.

Name of Person, Position	Aggregate Compensation from the Funds (1)		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
John L. Keeley, Jr., Director	$	None	None	None	None
Laura D. Alter, Director (2)		$48,750	None	None	40,000
Walter D Fitzgerald, Director		$75,000	None	None	75,000	(3)
Jerome J. Klingenberger, Chairman and Director		$112,500	None	None	112,500
John G. Kyle, Director		$75,000	None	None	75,000	(4)
John F. Lesch, Director		$75,000	None	None	75,000	(5)
Sean Lowry, Director		$75,000	None	None	75,000
Elwood P. Walmsley, Director		$75,000	None	None	75,000	(6)

(1)	“Aggregate compensation from the Funds” includes fees and amounts deferred, if any, under the Deferred Compensation Plan for Independent Directors (the “Deferred Compensation Plan”) described below.
(2)	Ms. Alter became a Director of the Company effective February 1, 2014.
(3)	Includes $4,500 deferred by Mr. Fitzgerald under the Deferred Compensation Plan.
(4)	Includes $30,000 deferred by Mr. Kyle under the Deferred Compensation Plan.
(5)	Includes $5,000 deferred by Mr. Lesch under the Deferred Compensation Plan.
(6)	Includes $40,500 deferred by Mr. Walmsley under the Deferred Compensation Plan.

Experience, Qualifications and Attributes

As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending Board candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Company’s shareholders. In addition to these qualities, the following summary outlines each Director nominee’s experience, qualifications, attributes and skills that lead to the conclusion that each Director nominee should serve as a Director of the Funds.

Independent Director Nominees

        Laura D. Alter

Ms. Alter has more than 25 years of experience in the investment management industry. She previously served as the Senior Partner and the Director of Fixed Income Management for Harris Investment Management. Prior to her work with Harris, she was a senior portfolio manager for another investment management firm. Ms. Alter holds a BA from Northwestern University and an MBA from the University of Chicago. The Board concluded that Ms. Alter is suitable to act as Director of the Funds because of her academic background and her extensive investment management experience.

        Walter D. Fitzgerald

Mr. Fitzgerald has more than 30 years of experience in the financial services industry. He acted as a principal and obtained certifications from the Financial Industry Regulatory Authority, Inc. and the New York Stock Exchange. Mr. Fitzgerald holds a BA from the University of Toronto and an MBA from the University of Michigan. The Board concluded that Mr. Fitzgerald is suitable to act as Director of the Funds because of his academic background and his extensive investment management experience.

        Jerome J. Klingenberger

Mr. Klingenberger is a Certified Public Accountant. Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies. Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago. The Board concluded that Mr. Klingenberger is suitable to act as Director of the Funds because of his academic experience, his work experience and his financial reporting experience.

        John G. Kyle

Mr. Kyle has owned and managed several energy-related businesses for more than 40 years. Mr. Kyle holds a Liberal Arts degree from Lake Forest College. The Board concluded that Mr. Kyle is suitable to act as Director of the Funds because of his academic and extensive business experience.

        John F. Lesch

Mr. Lesch is an attorney specializing in taxation, estate planning and trust administration. He has served on the board of directors of closely held corporations, charitable foundations, and a municipal governance board. Mr. Lesch holds an undergraduate degree from Northwestern University in Business Administration and a J.D. from IIT-Chicago Kent College of Law. The Board concluded that Mr. Lesch is suitable to act as Director of the Funds because of his educational background and experience on other corporate, charitable and municipal boards.

        Sean Lowry

Mr. Lowry owns a mortgage business that has been in operation for nearly 20 years. Mr. Lowry served as a director of trading operations at the Chicago Board Options Exchange (“CBOE”) from 1985 to 1992. Mr. Lowry worked as an independent trader at the CBOE from 1974 to 1980 and served on several options-related committees. The Board concluded that Mr. Lowry is suitable to act as Director of the Funds because of his understanding of the financial services industry and of his prior and current work experience.

        Elwood P. Walmsley

Mr. Walmsley has more than 40 years of experience in marketing, sales and management. He played a significant role in building brand awareness and expanding territorial sales for companies engaged in the food industry. Mr. Walmsley holds an MBA degree from Georgia State University and took graduate studies concentrated in Accounting & Finance from Northern Illinois University. He holds a Bachelors degree from Baker University and has retired as a Colonel from the U.S. Army. The Board concluded that Mr. Walmsley is suitable to act as Director of the Funds because of his academic background and his extensive business experience.

Interested Director Nominees

        Kevin M. Keeley

Mr. Keeley has served as an officer of the Funds since 2010. He also serves as the President of Joley Corp., the Adviser’s parent company, and as President of the Adviser. Previously, he served as a Executive Vice President of both the Adviser and Keeley Investment Corp. (“KIC”), the Funds’ distributor, from 2010 to 2015. Prior to his employment with KAMCO and its affiliates, he served as national sales manager for Qwest Communications Intl. (Century Link). The Board concluded that Mr. Keeley is suitable to act as an Interested Director of the Funds because of his extensive business experience, as well as his long-tenured positions with the Adviser.

        Brien M. O’Brien

Mr. O’Brien will serve as the Executive Chairman of the Adviser and its parent company. He is the current Chairman and CEO of Port Capital LLC, a private multi-family office, managing money for high net worth families. Previously, he served as the Head of Asset Management at Piper Jaffray and the Chairman, CEO and Co-Founder of Advisory Research, Inc., an asset management firm that specialized in value equity investing. The Board concluded that Mr. O’Brien is suitable to act as a Director of the Funds because of his extensive business experience, as well as his long-tenured positions in the asset management industry.

Share Ownership Information

The dollar range of shares beneficially owned in each Fund, as well as on an aggregate basis for all Funds, by each Director nominee as of August 1, 2015 is shown in Appendix D. No nominee for election has made any purchases or sales of securities of KAMCO or its parent company since the beginning of the most recently completed fiscal year.

Required Vote

Directors are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the nine nominees for the Company who receive the largest number of votes will be elected as Directors. In the election of Directors, votes may be cast in favor or withheld.

Recommendation of the Board

The Board of the Company unanimously recommends that shareholders vote FOR each Director nominee.

PROPOSAL 2

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY, ON BEHALF EACH FUND, AND KAMCO

Introduction

KAMCO has continuously served as the investment adviser to each Fund since each Fund’s inception. However, due to a change of control of KAMCO’s parent company (as described more fully below) on June 3, 2015, the Previous Agreement (as defined below) between KAMCO and the Funds automatically terminated. Since that date, KAMCO has provided investment advisory services to the Funds pursuant to temporary advisory agreements, as permitted by the 1940 Act. However, for an adviser to provide service to a fund beyond a temporary term, the 1940 Act requires that fund shareholders approve an advisory contract. Therefore, Proposal 2 seeks approval by each Fund’s shareholders of a new investment advisory agreement between the Company, on behalf of that Fund, and KAMCO (the “New Agreement”).

The Previous Agreement

KAMCO has served as investment adviser to each Fund since each Fund’s inception pursuant to the following advisory agreements: (i) the agreement dated April 7, 2005, for the Keeley Mid Cap Value Fund; (ii) the agreement dated February 14, 2006, for the Keeley All Cap Value Fund; (iii) the agreement dated August 15, 2007, for the Keeley Small-Mid Cap Value Fund; (iv) the agreement dated December 31, 2007, for the Keeley Small Cap Value Fund; (v) the agreement dated November 3, 2009, for the Keeley Small Cap Dividend Value Fund; and (vi) the agreement dated May 5, 2011, for the Keeley Mid Cap Dividend Value Fund. Other than the effective date and the fees charged, each Fund’s advisory agreement is identical to the other Funds’ agreements (collectively, these six advisory agreements are termed the “Previous Agreement”).

The Previous Agreement was approved by the initial shareholder of each Fund at that Fund’s inception, as well as by the Board (and by separate vote, the Independent Directors). Since then, the Board, including the Independent Directors, has approved annually the continuation of the Previous Agreement on behalf of each Fund. The Board most recently approved the continuation of the Previous Agreement for an additional year at an in-person meeting of the Board held on November 20, 2014 (the “November Meeting”).

The Initial Change of Control

As part of an estate and business succession plan, Mr. John L. Keeley, Jr., the founder of KAMCO, previously established, and served as sole trustee of, a trust that held 100% of the voting interest in Joley Corp. (“Joley”), the parent company of KAMCO. Mr. John Keeley passed away on June 4, 2015. The day prior to his passing, the ownership of the shares of Joley were transferred to another family trust managed by his wife, Barbara G. Keeley.

Under the federal securities laws, an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. Because Mr. John Keeley was the sole trustee of the original trust holding Joley’s shares and had the power to vote all shares of Joley, he was deemed to “control” Joley and, indirectly, each entity that Joley controlled (including KAMCO). Under the 1940 Act, a transaction that results in the transfer, either directly or indirectly, of ownership of a controlling interest of an investment adviser is presumed to constitute a “change in control” of that investment adviser. When the majority of the voting shares of Joley were transferred from Mr. Keeley’s trust to the trust managed by his wife, KAMCO underwent a “change in control” (for purposes of the 1940 Act).

The 1940 Act further states that a change in control of an adviser causes its advisory agreement with a fund to terminate automatically. Therefore, once control of KAMCO passed from one family trust to another, the Previous Agreement terminated (this event is referred to herein as the “Initial Change of Control”).

The First Interim Agreement

Section 15 of the 1940 Act requires that an advisory agreement between a fund and its adviser be approved by the majority of the fund’s shareholders. However, in situations where a change of control results in an automatic termination of an advisory agreement, Rule 15a-4 under the 1940 Act permits the investment advisor to continue to provide services to a fund on a temporary basis (for up to 150 days) pursuant to an interim advisory agreement approved by the fund’s board of directors. Rule 15a-4 was created to allow funds to receive uninterrupted advisory services from their investment advisers until fund shareholders have an opportunity to vote on a new advisory agreement.

The Funds have relied upon Rule 15a-4 because, in accordance with Rule 15a-4:

(i)	the compensation that KAMCO has received under an interim agreement is no greater than the compensation received under the Previous Agreement;

(ii)	the interim agreement provides that it will automatically terminate 150 days from its commencement; and

(iii)	the Board, including a majority of the Independent Directors, approved the interim agreement within 10 business days following the assignment/termination of the Previous Agreement.

Specifically, the Initial Change of Control occurred on June 3, 2015. The following day, the Board, including a majority of the Independent Directors, met telephonically to discuss and evaluate a proposed interim advisory agreement between KAMCO and the Company (the “First Interim Agreement”). At that meeting, in accordance with all applicable requirements of Rule 15a-4, the Board considered and approved the First Interim Agreement, after having concluded that the terms and conditions of the First Interim Agreement (including the compensation to be paid by each Fund to KAMCO for its services) were identical in all material respects to those of the Previous Agreement, except that the First Interim Agreement provided that it would terminate on the sooner of (i) 150 days from its effective date of June 3, 2015 (that is, October 31, 2015) or (ii) when shareholders of each Fund approve the New Agreement.

The Transaction and Second Change of Control

Subsequent to the Initial Change of Control, Mrs. Keeley – who, as a result of the Initial Change of Control, effectively determined how the shares of Joley would be voted – determined that it would be in the best interests of KAMCO and the Company to have an experienced professional asset management firm assume control of the voting shares of Joley, the parent company of KAMCO.

Previously, in July 2008, TA Associates (“TA”), a private equity firm that has made a number of investments in the asset management industry, had made a minority investment in Joley. Over the past seven years, TA has built a familiarity with KAMCO’s investment strategies and has built strong relationships with its key staff. Based upon this history, in August 2015, Mrs. Keeley, Joley and KAMCO (and other affiliated entities) entered into a reorganization agreement with TA and several of its affiliated entities, by which all of the outstanding shares of Joley will be transferred to a new limited liability company, TA KAMCO LLC, which, upon completion of the transaction, will control KAMCO (the “Transaction”).

Other than the change in the ownership structure of KAMCO, the Transaction should not materially affect shareholders of the Funds. The operations of KAMCO are expected to remain the same going forward. Most importantly, the fees that KAMCO charges to the Funds, and the portfolio managers who are primarily responsible for the day-to-day management of the Funds, will not change. In fact, KAMCO believes that consummation of the Transaction will be a significant benefit to the future prospects of KAMCO, as well as to the future prospects of the Company. After the close of the Transaction, among other changes, TA plans to issue non-voting equity to KAMCO’s key employees, which is intended to more closely align the interests of all parties and promote the long-term success of KAMCO and its clients. Mr. O’Brien, the former Head of Asset Management at Piper Jaffray and CEO and Co-Founder of Advisory Research, Inc., will become Executive Chairman of both TA KAMCO LLC and KAMCO.

The Transaction, which is expected to be completed in September 2015, subject to certain regulatory approvals, will be another change of control of KAMCO that will terminate the First Interim Agreement as of the closing date of the Transaction.

The Second Interim Agreement

Rule 15a-4 under the 1940 Act has additional requirements in circumstances where an advisory contract is assigned and the controlling person directly or indirectly receives money or other benefit. In addition to the requirements set forth above for the Initial Change of Control:

(i)	the Board, including a majority of the Independent Directors, must approve the interim agreement prior to the previous contract being terminated;

(ii)	The Board, including a majority of the Independent Directors, must determine that the scope and quality of services to be provided to the Funds under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract; and

(iii)	The compensation earned under the contract must be held in an interest-bearing escrow account with the Funds’ custodian, to be paid to KAMCO only after shareholders approve a new contract before the end of the 150-day temporary period.

The Board met in person on August 19, 2015 to consider a second interim contract between the Funds and KAMCO (the “Second Interim Agreement”). Pursuant to Rule 15a-4, the Board unanimously approved the Second Interim Agreement. During the meeting, in accordance with all other applicable requirements of Rule 15a-4, the Board determined that the terms and conditions of the Second Interim Agreement (including the compensation to be paid to KAMCO for its services) were identical in all material respects to those of the First Interim Agreement and the Previous Agreement. The Board considered that the same portfolio management team would continue to oversee the Funds under the Second Interim Agreement, and that the scope and quality of services to be provided to the Funds was equivalent to the scope and quality of services that KAMCO provided under the First Interim Agreement and the Previous Agreement. The Board also considered that the Second Interim Agreement contained the requisite escrow provisions set forth above and that it also would terminate on October 31, 2015.

The New Agreement

For KAMCO to continue to provide advisory services to the Funds beyond the end of the temporary 150-day period ending October 31, 2015, the majority of the outstanding securities of each Fund must vote in favor of a new advisory agreement. Therefore, shareholders of the Funds are being asked to approve the New Agreement between KAMCO and the Funds.

A draft of the proposed New Agreement is attached to this Proxy Statement as Appendix E. The proposed terms of the New Agreement are identical to the Previous Agreement, the First Interim Agreement and the Second Interim Agreement, except for the dates of its effectiveness and termination. Most notably, the New Agreement will not increase the advisory fee that any Fund pays to KAMCO for investment advisory services. A description of the key terms of the New Agreement, including a comparison to the terms of the Previous Agreement, is set forth below and is qualified in its entirety by reference to Appendix E.

Effective Date. The effective date of the New Agreement would be the date that shareholders of the Funds approve it.

Term. The term of the New Agreement is identical to that of the Previous Agreement. The New Agreement is expected to remain in effect from the date it is approved by shareholders until November 30, 2016. Thereafter, the New Agreement shall continue as to each Fund from year to year, so long as such continuance is specifically approved at least annually by the vote of a majority of the Board (including a majority of the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval, or (b) by vote of a majority of the outstanding voting securities of the Fund.

General. Subject to the supervision of the Board, KAMCO will manage the investment and reinvestment of the assets of the Funds in the same manner as in the Previous Agreement; that is, KAMCO will do so subject to the supervision of the Board, giving due consideration to each Fund’s investment objectives, policies and restrictions and the other statements concerning the Funds in the Company’s articles of incorporation, bylaws, prospectus and Statement of Additional Information. As in the Previous Agreement, KAMCO will provide for (i) the provision of a continuous investment program for the Funds, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold for the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds.

Compensation. Under the New Agreement, the Funds will pay KAMCO an investment advisory fee in the same manner and amount as in the Previous Agreement. Specifically, such fee shall be calculated daily and paid monthly on or before the 15th day immediately following each month at the annual rate of each Fund’s average daily net assets as set forth below:

FUND	AVERAGE DAILY NET ASSETS	ADVISORY FEE
KEELEY Small Cap Value Fund	– First $1 billion – > $1 billion but < $4 billion – > $4 billion but < $6 billion – > $6 billion	– 1.00% – 0.90% – 0.80% – 0.70%
KEELEY Small Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY Small-Mid Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY Mid Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY Mid Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY All Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%

Expenses to be Paid by the Company. The expenses that the Funds will pay under the terms of the New Agreement are the same as under the terms of the Previous Agreement. The Company shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of the Funds’ cash, securities and other property and of its transfer agents, registrars and its dividend disbursing and redemption agents, if any; all payments to the administrator; all charges of legal counsel and of independent auditors; dues; organizational expenses of the Company; all expenses in determination of price computations, placement of securities orders and related bookkeeping; all compensation of directors other than those affiliated with KAMCO and all expenses incurred in connection with their services to the Company; all 12b-1 plan expenses; all expenses of publication of notices and reports to its shareholders; all expenses of proxy solicitations of the Company or its Board; all expenses of proxy solicitations of the Company or its Board; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Company; and all expenses of bond and insurance coverage required by law or deemed advisable by the Company’s Board.

Expenses to be Paid by KAMCO. Under the New Agreement, KAMCO shall furnish, at its own expense, office space to the Company and all necessary office facilities, equipment and personnel for managing the assets of the Company. KAMCO also shall assume and pay all other expenses it incurs in managing the Company’s assets. These terms are identical to those of the Previous Agreement.

Brokerage. Subject to its obligation to obtain best price and execution, KAMCO has full discretion under the terms of the New Agreement to place a Fund’s portfolio transactions with securities broker-dealers and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Funds. KAMCO is authorized expressly to exercise discretion within the Company’s policy concerning allocation of its portfolio brokerage, including allocation to brokers who provide research and other services to the Company. The Company shall pay all brokers’ commissions and other charges relative to the purchase and sale of portfolio securities, and all other expenses not paid by the administrator. These terms are identical to those of the Previous Agreement.

Liability. The terms of liability are identical under the Previous Agreement and the New Agreement. KAMCO shall not be liable to the Company for any loss suffered by the Company from, or as a consequence of, any act or omission of KAMCO, or of any of its directors, officers, employees or agents, in connection with or pursuant to the New Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part KAMCO in performing its duties or from its reckless disregard of its obligations and duties.

Amendment. The New Agreement may not be amended without the affirmative vote of a majority of the directors of the Company and of the holders of a majority of the outstanding shares of the Company, except to the extent that any such amendment is permitted under the 1940 Act, and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder. These terms are identical to those of the Previous Agreement.

Termination. The New Agreement may be terminated at any time, without the payment of any penalty, by action of a majority of the directors of the company or by vote of a majority of the outstanding voting shares of the Funds, upon 60 days’ written notice to KAMCO. The New Agreement will immediately terminate in the event of its assignment. These terms are identical to those of the Previous Agreement.

Information about KAMCO

KAMCO is an investment adviser registered under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604. In addition to serving as investment adviser to the Funds, KAMCO provides portfolio management services to other pooled investment vehicles. As of August 1, 2015, KAMCO had approximately $2.7 billion in assets under management. KAMCO is a wholly-owned subsidiary of Joley, also located at 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604.

Executive Officers. The following table lists the name, principal occupation and address of the current principal executive officers of KAMCO:

Name	Principal Occupation	Address

Brien M. O’Brien (1)	Executive Chairman	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Kevin M. Keeley	President	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Robert M. Kurinsky	Secretary, Treasurer, Chief Financial Officer and General Counsel	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Joseph McDermott	Chief Compliance Officer	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

(1)	Mr. O’Brien’s position as an Executive Officer of KAMCO will not be formalized until the closing of the Transaction.

Advisory Fees. For the fiscal year ended September 30, 2014, each Fund paid KAMCO the advisory fees set forth below, and each Fund’s advisory fee rate was a percentage of its average daily net assets as set forth below.

Fund	Advisory Fees Paid to KAMCO	Advisory Fee Rate (as a % of average daily net assets)
KEELEY Small Cap Value Fund	$27,749,616	0.93%
KEELEY Small Cap Dividend Value Fund	$1,670,782	1.00%
KEELEY Small-Mid Cap Value Fund	$2,886,864	1.00%
KEELEY Mid Cap Value Fund	$869,266	1.00%
KEELEY Mid Cap Dividend Value Fund	$290,495	1.00%
KEELEY All Cap Value Fund	$1,232,217	1.00%

Brokerage Commissions. KIC serves as the Funds’ distributor. For the year ended September 30, 2014, each Fund paid KIC the brokerage commissions set forth in the table below. The table also includes information setting forth the percentage of brokerage commissions paid to KIC out of all commissions paid by each Fund during that fiscal year.

Fund	Amount of Brokerage Commissions Paid to KIC	% of Brokerage Commissions Paid to KIC
KEELEY Small Cap Value Fund	$4,006,282	88.2%
KEELEY Small Cap Dividend Value Fund	$253,117	100%
KEELEY Small-Mid Cap Value Fund	$396,874	98.2%
KEELEY Mid Cap Value Fund	$61,864	100%
KEELEY Mid Cap Dividend Value Fund	$9,630	94.0%
KEELEY All Cap Value Fund	$104,774	100%

Shareholder Servicing. The Company has retained KIC to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”) to perform shareholder servicing activities. Under the Shareholder Servicing Agreement, the Company pays KIC a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2014, KIC received the following payments pursuant to the Shareholder Servicing Agreement.

Fund	Shareholder Servicing Fees Paid to KIC
KEELEY Small Cap Value Fund	$1,486,090
KEELEY Small Cap Dividend Value Fund	$83,539
KEELEY Small-Mid Cap Value Fund	$144,343
KEELEY Mid Cap Value Fund	$43,463
KEELEY Mid Cap Dividend Value Fund	$14,525
KEELEY All Cap Value Fund	$61,611

Should shareholders of each Fund approve the New Agreement, KIC will continue to provide services to that Fund pursuant to the Shareholder Servicing Agreement.

Board Consideration and Approval of the New Agreement

At a special meeting of the Board held on August 19, 2015, the members of the Board, each being an Independent Director, considered whether to approve the New Agreement between the KAMCO and the Company, on behalf of each Fund, and to recommend to shareholders that they also approve the New Agreement on behalf of the Fund(s) whose shares they hold.

The Independent Directors were assisted in their consideration by independent legal counsel, who had provided the Board with a memorandum regarding the legal standard applicable to its review of the New Agreement, including a detailed review of the various factors that the Board should consider as part of its review, such as, among other things: (i) the nature, extent and quality of the services proposed to be provided by KAMCO under the New Agreement, (ii) the profitability (including any fall-out benefits) from KAMCO’s relationships with the Funds, (iii) any economies of scale, (iv) the role played by the Independent Directors, and (v) information on comparative fees and performance of the Funds. The Board met with independent legal counsel separately from representatives of KAMCO in executive session at that meeting to further discuss the New Agreement and certain other considerations relevant to the Board’s deliberations.

Before considering the New Agreement, the Board had requested, and KAMCO had supplied, information for the Board’s consideration at the August 19, 2015 special meeting, including information about the Transaction and the resulting change in operations of KAMCO parent from Joley to TA KAMCO LLC. The Board also considered the written responses and associated materials that KAMCO had produced in response to the due diligence request for information that counsel to the Independent Directors had submitted to KAMCO in advance of the November Meeting. Moreover, the Board met separately on July 15, 2015 and again on July 21, 2015 with representatives of KAMCO and TA to discuss the nature and terms of the Transaction, including its anticipated impact, if any, on KAMCO’s business operations of the Funds. At those meetings, the Board received a detailed presentation by TA representatives about their firm and plans for the management of Joley and KAMCO, and the Board had the opportunity to ask those representatives additional questions about the Transaction as it related to the ongoing viability of KAMCO.

In addition to the information provided by KAMCO and TA described above, the Board members considered all other factors they believed to be relevant when evaluating the New Agreement, including: (i) the fact that the fees charged to each Fund under the New Agreement will not change; (ii) KAMCO’s presentation on the potential benefits of the Transaction; (iii) the fact that the lead portfolio managers for each Fund would not change; and (iv) the Board’s determination at the November Meeting that (a) KAMCO had the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Funds, and (b) the Funds’ advisory fees, taking into account all applicable expense caps, were reasonable given the services KAMCO provided, the costs to KAMCO of providing those services, any economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. In making their decision to approve the New Agreement, the Directors gave attention to all information furnished. The following discussion, however, identifies the factors that the Directors considered and the conclusions they reached.

Nature, Extent and Quality of Services. The Board considered the overall services that KAMCO historically has provided to the Funds and its shareholders, including KAMCO’s performance, compliance program and the availability of its personnel to provide information and other services. The Directors also considered that the New Agreement will be substantially similar to the Previous Agreement, and they considered the many reports furnished to them during the year at regular Board meetings covering matters such as KAMCO’s compliance with the Funds’ investment objectives, policies, strategies and limitations; and its adherence to fair value pricing procedures established by the Board.

The Board also considered KAMCO’s personnel and the extent to which they possess the experience to provide competent investment management services to the Funds. The Board noted that, during the Board’s deliberations at the November Meeting, KAMCO asserted that it was satisfied with the size of its marketing, sales and analytical staffs. During the August 19, 2015 meeting, representatives of KAMCO responded to questions from the Board about the Transaction, including its impact on KAMCO’s viability and its ability to continue providing the quality of services to the Funds. As part of that discussion, the Board inquired about the plans for, and the roles and responsibilities of, certain employees and officers of KAMCO as a result of the Transaction. In response to those questions, the KAMCO representatives emphasized that: (i) they expected that the nature, extent or quality of services that KAMCO provides the Funds and their shareholders would not materially change because of the Transaction; (ii) they expected no material adverse effects to KAMCO’s financial condition as a result of the Transaction; and (iii) they do not contemplate any material changes in KAMCO’s personnel in overseeing the Funds. The Board also noted KAMCO’s prior succession efforts, including its promotion of other portfolio managers to lead roles in the management of the Funds, and that the Funds’ current lead portfolio managers would remain the same going forward. The Board also considered the consolidated financial statements of Joley and KAMCO, and considered a written report by KAMCO discussing the Transaction and the financial benefits it would provide KAMCO in its ongoing operations, including in overseeing the Funds.

Based on the information provided by KAMCO, including its representation that no materially adverse changes are expected as a result of the Transaction to its personnel or operations, the Board concluded that the nature, extent and quality of the services proposed to be provided by KAMCO after completion of the Transaction will be appropriate.

Investment Performance. The Board considered the short-term and long-term relative performance of the Funds compared against applicable industry benchmarks, as well as appropriate peer funds with similar investment objectives, strategies and policies, as updated for each Fund since the November Meeting. After that discussion, the Board concluded that the performance of each Fund was reasonable, particularly in light of TA’s commitment and plans designed to manage KAMCO following the Transaction. The Board also concluded that the Transaction would not adversely affect the Funds’ investment performance, because KAMCO does not anticipate that (i) the Transaction will cause any change to any Fund’s portfolio management team, or (ii) the Funds’ expenses will increase.

Comparative Fees. The Board considered that the Transaction would not alter the Funds’ currently effective expense limitations and reimbursements. After considering all of the information regarding the Funds’ fees provided at the meeting, the Board concluded that because (i) the advisory fee schedule will not change, (ii) the advisory fees and total expense ratios for each Fund in the New Agreement are reasonable in relation to the quality of services KAMCO will provide and in comparison to those of the Funds’ respective peer groups, the total expense ratio and proposed advisory fee for each Fund in the New Agreement is acceptable.

Management Profitability. The Board did not consider KAMCO’s profitability under the New Agreement because the Initial Change of Control and the manner by which the Transaction might alter KAMCO’s economics was too difficult to predict.

Economies of Scale. The Board noted that each Fund has breakpoints in place that have the effect of lowering the Fund’s expenses as assets increase. It also noted that it had considered economies of scale at the November Meeting, at which time management had proposed lowering the advisory fee and expense cap on Keeley Small Cap Dividend Value Fund and Keeley Mid Cap Dividend Value Fund. The Board then concluded that the Transaction would not alter the Directors’ prior findings and conclusions on this matter.

Fall-Out Benefits. The Board noted that, at its November Meeting, it had considered any fall-out benefits that KAMCO receives for managing the Funds, and it determined that the Transaction would not alter the Directors’ prior findings and conclusions on this matter.

Conclusion. After evaluating in detail each factor, taking into consideration the information presented at the November Meeting, reviewing all new information presented at the special meetings on July 15, July 21 and August 19, and deliberating in executive session with independent legal counsel, the Board, composed entirely of Independent Directors, (i) unanimously approved the New Agreement and (ii) approved its submission to a vote of each Fund’s shareholders. In arriving at its decision, the Board did not identify any single factor that alone was responsible for their decision, but instead made its determination in light of all the circumstances.

Required Vote

Approval of the Proposal by each Fund requires the affirmative vote of a majority of the shares of that Fund entitled to vote at the meeting in person or by proxy.

Recommendation of the Board

The Board of the Company unanimously recommends that the shareholders of each Fund vote FOR Proposal 2.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting, other than those Proposals described in this Proxy Statement. Under Maryland law, the only matters that may be acted on at the Meeting are those stated in the Notice of Meeting of Shareholders. Accordingly, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote such procedural matter in accordance with their discretion, unless the shareholder entitled to vote the shares has previously sent written instructions to the contrary.

QUORUM, VOTING MATTERS AT THE MEETING

Quorum Requirement

The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of the Company entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not represented at the Meeting, the person named as proxy may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment will require the affirmative vote of the majority of the shares present in person or by proxy at the Meeting. The person named as proxy will vote in favor of any such adjournment those proxies which he is entitled to vote in favor of any Proposal. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

Record Date; Voting Rights

The close of business on August 24, 2015 has been fixed as the Record Date. Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting or any adjournment thereof. As of the Record Date, the Funds had the number of shares outstanding as set forth in Appendix B.

The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share outstanding on the Record Date. No shares have cumulative voting rights.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, proxies that reflect abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) an executed proxy is received by the Company but is not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

For purposes of determining the approval of either Proposal, abstentions and broker “non-votes” will be treated as shares voted “Against” the Proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Company at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. A superseding proxy may also be executed by voting via telephone or through the Internet. The superseding proxy need not be voted using the same method (mail, telephone or Internet) as the original proxy vote. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

ADDITIONAL INFORMATION

Share and Class Information

As of the Record Date, each Fund offered two classes of shares to the public pursuant to a Multiple Class Plan adopted by the Board (the “18f-3 Plan”). The 18f-3 Plan sets forth that shares of each class of the Funds represent an equal pro rata interest in the Fund and generally have the same relative rights and privileges and be subject to the same sales charges, fees and expenses, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of the other class.

Ownership of Shares

[As of [                    ], 2015, the Director Nominees and officers of the Company, individually and as a group, owned beneficially or of record less than 1% of any class of shares of any Fund.]

Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of [                    ], 2015, to the best of the knowledge of each Fund, the shareholders listed on Appendix F owned of record or beneficially 5% or more of any class of the outstanding voting shares of such Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Funds. In its capacity as the independent registered public accounting firm, PwC audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns. PwC has confirmed that it is an independent registered public accounting firm and has advised the Company that it does not have any direct or material indirect financial interest in any Fund. Representatives of PwC are not expected to be present at the Meeting.

PwC’s Fees and Services

For services rendered to the Company for the last two fiscal years, PwC billed the Company the following aggregate fees:

	Fees Billed by PwC for Services Rendered to the Company for Fiscal Year End 2014	Fees Billed by PwC for Services Rendered to the Company for Fiscal Year End 2013
Audit Fees(1)	$175,400	$169,650
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$37,310	$36,050
All Other Fees(4)	$0	$0

(1)	“Audit Fees” refer to fees for performing an audit of the Company’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)	“Audit-Related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Company’s financial statements. No audit-related fees were billed during the last two fiscal years.
(3)	“Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Such services include: (i) reviewing and signing the U.S. Income Tax Return for Regulated Investment Companies, for each of the Funds; and (ii) calculating estimated required distributions for federal excise tax purposes for each of the Funds.

(4)	“All Other Fees” refer to products and services provided by the principal accountant, other than the services reported in footnotes (1) through (3). No other fees were billed during the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Committee of Independent Directors (which performed all audit committee functions on behalf of the Company during the two most recently completed fiscal years) has adopted pre-approval policies and procedures that require the Committee of Independent Directors to pre-approve all audit and non-audit services of the Company, including services provided to any entity affiliated with the Company. Such policies and procedures are included herein as Appendix G. All fees billed by PwC applicable to non-audit services for the fiscal years ended 2014 and 2013 were pre-approved by the Committee of Independent Directors.

All of the principal accountant’s hours spent on auditing the Company’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table details the aggregate non-audit fees billed by the Company’s accountant for services rendered to the Company and to the Adviser (and any entity controlling, controlled by, or under common control with the Adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Company	None	None
KAMCO	None	None

The Committee of Independent Directors (which performed all audit committee functions on behalf of the Company during the two most recently completed fiscal years) has considered whether the provision of non-audit services that were rendered to the Adviser (but not including any sub-adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Service Providers

Adviser

Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604, serves as the investment adviser to the Funds.

Distributor

Keeley Investment Corp., 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604, serves as the distributor for the Funds.

Administrator

U.S. Bancorp, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the administrator for the Funds.

Shareholder Reports

Copies of the Company’s Annual Report for the fiscal year ended September 30, 2014 previously have been mailed to shareholders. This Proxy Statement should be read in conjunction with that Annual Report. You can obtain copies of the Annual Report, as well as copies of the Company’s most recent Semi-annual Report, dated

March 31, 2015, without charge, by writing to Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604, or by calling 888-933-5391. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the Funds’ website at www.keeleyfunds.com.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Funds’ records, unless the Funds have received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604, or by calling 888-933-5391.

Additional Information About the Meeting

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to the Meeting to vote in person or require additional information regarding the proxy or replacement proxy card, they may contact D.F. King, the Funds’ proxy solicitor, at 1-800-714-2193.

Shareholder Communications

Shareholder communications to the Board must be in writing and addressed to the Board of Directors of the Keeley Funds, Inc., attention: Robert Kurinsky, Secretary of the Company, 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604. If a specific Director is the intended recipient of such communication, the name of that Director must be noted therein. The Secretary will forward such correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board’s consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to, and reviewed by, independent legal counsel to the Independent Directors. In the event independent legal counsel to the Independent Directors disagrees with the determination of the Secretary and deems such communication appropriate for consideration by the Board, such communication shall be forwarded to the Board or members thereof, as appropriate. The Funds will retain shareholder communications addressed to the Board in accordance with the Company’s record retention policy.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 29, 2015

The proxy statement and other proxy materials are available at www.proxyonline.com/docs/keeley.pdf.

EXPENSES AND ADDITIONAL PROXY SOLICITATION INFORMATION

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph or by other means, will be paid by KAMCO. The solicitation of proxies will be made primarily by mail, oral communication, telephone or other permissible electronic means by representatives of the Company, of KAMCO, and of their affiliates, as well as by certain broker-dealers (who may be specifically compensated for such services). The Company has engaged D.F. King, a proxy services provider, to assist it in its proxy solicitation efforts, including solicitation of proxies by telephone or personally. The anticipated cost of soliciting proxies is approximately $750,000.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Company generally is not required to hold regular annual meetings of shareholders of the Funds and currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Company’s charter documents.

Shareholders wishing to submit proposals for inclusion in a proxy statement for any future shareholder meeting should send their written proposals to the Company, Attn: Robert Kurinsky, Secretary, 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604. Shareholder proposals to be presented at any future shareholder meeting must be received by the Company in writing a reasonable time before the Fund(s) solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

By Order of the Board of Directors,

Kevin M. Keeley

President

Keeley Funds, Inc.

Dated: [                    ], 2015

APPENDIX A

Funds Subject to the Proxy Statement

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

A-1

APPENDIX B

Number of Shares Issued and Outstanding and Entitled to Vote as of August 24, 2015

Fund and Class	Shares Outstanding
Keeley Small Cap Value Fund — Class A	[	]
Keeley Small Cap Value Fund — Class I	[	]
Keeley Small Cap Dividend Value Fund — Class A	[	]
Keeley Small Cap Dividend Value Fund — Class I	[	]
Keeley Small-Mid Cap Value Fund — Class A	[	]
Keeley Small-Mid Cap Value Fund — Class I	[	]
Keeley Mid Cap Value Fund — Class A	[	]
Keeley Mid Cap Value Fund — Class I	[	]
Keeley Mid Cap Dividend Value Fund — Class A	[	]
Keeley Mid Cap Dividend Value Fund — Class I	[	]
Keeley All Cap Value Fund — Class A	[	]
Keeley All Cap Value Fund — Class I	[	]

B-1

APPENDIX C

The Keeley Funds, Inc.

Charter of the Nominating and Governance Committee

(formerly, the Committee of Independent Directors)

(adopted by the Board of Directors on May 5, 2015)

I.	Organization

A.	Structure. This charter has been adopted by the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”). The members of the Nominating and Governance Committee (the “Committee”) shall be appointed by the Board.

B.	Membership. The Committee shall at all times be composed of at least three members, but may be composed of as many members as the Board shall so determine from time to time. The Committee also will have a chairperson, whom the Board shall designate.

C.	Eligibility. Each member of the Committee shall: (i) be a member of the Board who is not an “interested person” of the Corporation, as defined in the Investment Company Act of 1940 (each, an “Independent Director”); (ii) be free of any relationship with the management of the Corporation or with Keeley Asset Management Corp. (“KAMCO”) that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) not be a former officer or director of KAMCO or its affiliates; and (iv) not be a close family member[1] of an employee or officer of KAMCO.

D.	Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Committee. The chairperson of the Committee may call meetings of the Committee at any time. A majority of the members of the Committee shall constitute a quorum for purposes of transacting business at any meeting of the Committee.

II.	Purpose, Function and Responsibilities Related to Corporate Governance

The function and purpose of the Committee, as it relates to governance, is oversight. The Committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for mutual fund boards.

A.	General Responsibilities. In fulfilling its governance objectives the Committee shall:

[1]	The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

1.	review annually the Board’s composition to determine whether to recommend changes in the Board’s size or composition;

2.	make recommendations to the Board at least annually regarding committees of the Board and committee assignments, including proposed committee chairpersons;

3.	oversee the process for evaluating the functioning of the Board, which includes annual Board self-evaluations;

4.	review at least annually, and make recommendations, to the Board regarding the compensation of Independent Directors;

5.	monitor compliance by the Directors with the Corporation’s Director Retirement Policy;

6.	monitor the performance of legal counsel to the Corporation and to the Independent Directors and make recommendations to the Board and the Independent Directors regarding selection of such legal counsel;

7.	review annually the Directors’ attendance at Board and committee meetings, at educational sessions prepared for a committee or the Board and at executive sessions of the Board or the Independent Directors; and

8.	review drafts of all regulatory filings.

B.	Board Candidates. The Committee shall nominate and select new Directors to the Board. In fulfilling this duty, the Committee shall:

1.	Recommend Candidates. Interview and recommend candidates for election as Independent Directors. The Committee may consider recommendations by Board members, legal counsel, and the Corporation’s investment adviser and its affiliates. Directors may remain anonymous when submitting a recommendation for a candidate.

2.	Evaluate Candidates. Identify and independently evaluate candidates’ qualifications for Board membership.

a.	The Committee has not established specific criteria that a candidate must possess to join the Board. However, in evaluating a candidate, the principal criterion is a candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Director.

b.	The Committee will also consider the following factors:

(1)	a candidate’s background, skills and experience.

(2)	whether the candidate’s background, skills and experience will complement the background, skills and experience of the current Directors and will contribute to the Board.

(3)	whether the candidate exhibits stature commensurate with the responsibility of representing shareholders.

(4)	whether the candidate is available and willing to strive for high attendance levels at regular and special meetings and willing to participate in Committee activities as needed.

(5)	whether the candidate would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.

(6)	whether a candidate represents the best choice available based upon thorough identification, investigation and recruitment of candidates.

c.	The Committee will evaluate all candidates in the same manner, regardless of whether a Director or the Corporation’s investment adviser or its affiliates recommended the candidate.

3.	Nominate Candidates. Direct counsel to the Corporation to send a questionnaire to each candidate to determine whether the individual is independent under the Investment Company Act of 1940. The Committee also may direct management to conduct a routine background or other check on each candidate. .

C.	Director Education and Orientation. The Committee shall be responsible for ensuring new directors receive sufficient orientation about their responsibilities and duties as a member of the Board. The Committee shall also be responsible for ensuring that Board members have opportunities to keep updated on topics in the mutual fund industry and those specific to the Corporation. In that regard:

1.	The Committee shall review annually the participation by each Independent Director at educational events. Counsel shall periodically circulate to the Board information about educational events that are organized for and may be of particular interest to the Independent Directors.

2.	The Committee shall oversee the development and implementation of Board education sessions, as the Committee deems appropriate.

3.	The Committee shall oversee the process for orientation of new Independent Directors, including using the resources of the Corporation’s adviser and legal counsel to the Corporation and the Independent Directors.

III. Purpose, Function and Responsibilities Related to Management Contracts

The Committee is responsible for reviewing in the first instance and making recommendations to the Board regarding any investment advisory agreement relating to the Corporation, and any other agreement with KAMCO relating to the management, administration or distribution of the Corporation or of any Fund, as well as any Rule 12b-1 plan of the Corporation and any related agreement.

A.	Review and Negotiation of Investment Advisory Contracts

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed investment advisory contract with a view to making a recommendation to the Board regarding the approval or continuation of the agreement. In connection with any such review, the Committee shall consider the nature and quality of services provided by KAMCO, the reasonableness of KAMCO’s compensation, the profitability to KAMCO of its relationship with each Fund, any fall-out benefits from that relationship, any economies of scale achieved by KAMCO, the role of the non-interested directors, comparative fees charged by KAMCO and any sub-adviser, expense ratios and such other factors as the Committee considers relevant.

2.	The Committee shall have authority on behalf of the Corporation to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

B.	Review and Negotiation of Distribution Agreements, Rule 12b-1 Plans and Related Agreements

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed distribution agreement, Rule 12b-1 plan or related agreement with a view to making a recommendation to the Board regarding the approval or continuation of the agreement or plan.

2.	The Committee shall have authority on behalf of the Corporation to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement or plan.

C.	Review and Negotiation of Other Agreements

1.	The Committee shall review, and consider such information as may reasonably be necessary to evaluate, the terms of any other existing or proposed agreement with KAMCO or with an affiliate of KAMCO with a view to making a recommendation to the Board regarding the approval or continuation of the agreement.

2.	The Committee shall have authority on behalf of the Corporation to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

IV.	Procedures

The Committee shall:

A.	meet as frequently and at such times as the Committee deems appropriate, but at least twice each year;

B.	review this charter annually for compliance with its terms as well as for any amendments thereto, and present any recommended changes to the Board;

C.	engage special counsel, other auditors or other consultants, at the Corporation’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

D.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis as to the results of its meetings and activities.

APPENDIX D

As of August 1, 2015, the dollar range of equity securities beneficially owned by each Director or nominee in each Fund, as well as in all series of the Company on an aggregate basis, was as follows:

	Dollar Range of Equity Securities in						Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen
Name of Director Nominee	Small Cap Value Fund	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	by Director in Family of Investment Companies
Kevin M. Keeley*
Brien O’Brien*	None	None	None	None	None	None	None
Laura D. Alter	$1-$10,000	None	$1-$10,000	$1-$10,000	None	$1-$10,000	$10,001-$50,000
Walter D. Fitzgerald	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	None	$50,001- $100,000	Over $100,000
Jerome J. Klingenberger	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000
John G. Kyle	Over $100,000	Over $100,000	$50,001- $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John F. Lesch	Over $100,000	$50,001- $100,000	None	$50,001- $100,000	None	Over $100,000	Over $100,000
Sean Lowry	None	Over $100,000	None	None	$50,001- $100,000	Over $100,000	Over $100,000
Elwood P. Walmsley	$50,001- $100,000	$50,001- $100,000	$1- $10,000	Over $100,000	$10,001- $50,000	$10,001- $50,000	Over $100,000

*	Interested Director nominee

D-1

APPENDIX E

Form of Investment Advisory Agreement

This Investment Advisory Agreement (the “Agreement”) is made and entered into on this [            ] day of [            ] by and between KEELEY FUNDS, INC., a Maryland corporation (the “Company”), and KEELEY ASSET MANAGEMENT CORP., an Illinois corporation (the “Adviser”).

1. ENGAGEMENT OF THE ADVISER. The Adviser shall manage the investment and reinvestment of the assets of each series of the Company set forth in Exhibit A to this Agreement, as such series may be so designated and amended from time to time (each, a “Fund” and collectively, the “Funds”), subject to the supervision of the board of directors of the Company, for the period and on the terms set forth in this Agreement. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Company’s articles of incorporation, bylaws, and to the provisions of any applicable law. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Company, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company in any way.

The Adviser is authorized to make the decisions to buy and sell securities of the Funds, to place the Funds’ portfolio transactions with securities broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of each Fund. The Adviser is authorized to exercise discretion within the Company’s policy concerning allocation of its portfolio brokerage, including allocation to brokers who provide research and other services to the Company, and to Keeley Investment Corp., as permitted by law, and in each case in so doing shall not be required to make any reduction in its investment advisory fees.

2. EXPENSES TO BE PAID BY THE ADVISER. The Adviser shall furnish, at its own expense, office space to the Company and all necessary office facilities, equipment and personnel for managing the assets of the Company. The Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Company.

3. EXPENSES TO BE PAID BY THE COMPANY. The Company shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of each Fund’s cash, securities and other property and of its transfer agents, registrars and its dividend disbursing and redemption agents, if any; all payments to the administrator; all charges of legal counsel and of independent auditors; dues; organizational expenses of the Company; all expenses in determination of price computations, placement of securities orders and related bookkeeping; all compensation of directors other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Company; all 12b-1 plan expenses; all expenses of publication of notices and reports to its stockholders; all expenses of proxy solicitations of the Company or its board of directors; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Company; and all expenses of bond and insurance coverage required by law or deemed advisable by the Company’s board of directors. In addition to the payment of expenses, the Company shall also pay all brokers’ commissions and other charges relative to the purchase and sale of portfolio securities, and all other expenses not paid by the administrator.

4. COMPENSATION OF THE ADVISER. For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser hereunder, the Company shall pay to the Adviser a fee at an annual rate as set forth in Exhibit B to this Agreement. Such fee shall be calculated daily and paid monthly or before the 15th day immediately following each month.

5. SERVICES OF THE ADVISER NOT EXCLUSIVE. The services of the Adviser to the Company hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

6. SERVICES OTHER THAN AS THE ADVISER. Within the limits permitted by law, the Adviser may receive compensation from the Company for services performed by it for the Company which are not within the scope of the duties of the Adviser under this Agreement.

7. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable to the Company or its stockholders for any loss suffered by the Company or its stockholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.

8. DURATION, RENEWAL AND TERMINATION. This Agreement shall continue in effect until two years from the date of its execution, and thereafter from year to year only so long as such continuance is specifically approved at least annually by either the board of directors of the Company (including a majority of those directors who are not parties to this Agreement or “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) or by vote of the holders of a “majority of the outstanding shares of the Fund” (which term as used throughout this Agreement shall be construed in accordance with the definition of “vote of a majority of the outstanding voting securities of a company” in section 2(a)(42) of the Investment Company Act of 1940, as amended). This Agreement may be terminated as to a Fund by action of a majority of the directors of the Company or by the holders of a majority of the outstanding shares of such Fund upon sixty (60) days written notice to the Adviser.

9. AMENDMENT. This Agreement may not be amended without the affirmative vote of a majority of the directors of the Company and of the holders of a majority of the outstanding shares of the Funds, except to the extent that any such amendment is permitted under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

Exhibit A to Appendix E

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

Exhibit B to Appendix E

For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser under this Agreement, the Company shall pay to the Adviser fees at the following annual rates:

FUND	AVERAGE DAILY NET ASSETS	ADVISORY FEE
KEELEY Small Cap Value Fund	– First $1 billion – > $1 billion but < $4 billion – > $4 billion but < $6 billion – > $6 billion	– 1.00% – 0.90% – 0.80% – 0.70%
KEELEY Small Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY Small-Mid Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY Mid Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY Mid Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%
KEELEY All Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00% – 0.90% – 0.80%

All fees shall be calculated daily and paid monthly or before the 15th day immediately following each month.

APPENDIX F

5% Share Ownership as of [            ], 2015

F-1

APPENDIX G

Audit Pre-Approval Policies

G-1

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

KEELEY FUNDS, INC. (the “Company”) PROXY SOLICITED BY THE BOARD OF DIRECTORS (the “Board”) PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2015

The undersigned hereby appoints Robert Kurinsky proxy with full power of substitution, and hereby authorizes him to represent and to vote, as designated on the reverse of this proxy card, at the Meeting of Shareholders on October 29, 2015, at 9:00 a.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund(s) which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Signature

Date

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

Proposal 1:	To elect nine (9) directors to the Board of Directors of the Company.

01. Laura D. Alter	02. Walter D. Fitzgerald	03. Kevin M. Keeley	04. Jerome J. Klingenberger
05. John G. Kyle	06. John F. Lesch	07. Sean W. Lowry	08. Brien O’Brien
09. Elwood P. Walmsley

To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided. Your shares will be voted for the remaining nominees.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Keeley Small Cap Value Fund	☐	☐	☐
Keeley Small Cap Dividend Value Fund	☐	☐	☐
Keeley Small-Mid Cap Value Fund	☐	☐	☐
Keeley Mid Cap Value Fund	☐	☐	☐
Keeley Mid Cap Dividend Value Fund	☐	☐	☐
Keeley All Cap Value Fund	☐	☐	☐

Proposal 2:	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and Keeley Asset Management Corp.

	FOR	AGAINST	ABSTAIN
Keeley Small Cap Value Fund	☐	☐	☐
Keeley Small Cap Dividend Value Fund	☐	☐	☐
Keeley Small-Mid Cap Value Fund	☐	☐	☐
Keeley Mid Cap Value Fund	☐	☐	☐
Keeley Mid Cap Dividend Value Fund	☐	☐	☐
Keeley All Cap Value Fund	☐	☐	☐

Important Notice Regarding the Internet Availability of Proxy Materials

for the Meeting of Shareholders to Be Held on October 29, 2015.

The Proxy Statement is available at: www.proxyonline.com/docs/keeley.pdf

THE PROXY IS AUTHORIZED TO VOTE, IN HIS DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.